SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

November 2, 2004

INTERNATIONAL GAME TECHNOLOGY

(Exact name of registrant as specified in its charter)

Nevada	001-10684	88-0173041

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9295 Prototype Drive, Reno, Nevada 89521

(Address of principal executive offices) (Zip Code)

(775) 448-7777

(Registrant’s telephone number, including area code)

not applicable

(Former name or former address, if changed since last report.)

Item 2.02. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition.

     The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

     On November 2, 2004, International Game Technology announced results for its most recent quarter ended September 30, 2004. The full text of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY (Registrant)
Date: November 2, 2004	By:	/s/ Maureen T. Mullarkey

	Name:	Maureen T. Mullarkey
	Its:	Executive Vice President, Chief Financial Officer and Treasurer